Events after the balance sheet date	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Events after the balance sheet date
37. Events after the balance sheet date
In February 2023, the Group renegotiated its revolving credit facility, reducing the maximum facility to $
1
bn.
Pearson holds investments in unlisted securities with a value at 22 December 2022 of £
133
m.

Some of the businesses relevant to this investment, bank with Silicon Valley Bank which collapsed in early March 2023. Given the US Government has announced that it will guarantee all deposits held at Silicon Valley Bank, any subsequent risk to the valuation of these investments is considered by management to be low, but possible.
On 21 March 2023, the Group agreed to sell its international Online Program Management (‘OPM’) business, Pearson Online Learning Services (‘POLS’) to Regent, a global private equity firm. The consideration to be received by Pearson is deferred and comprises (i) each year, for a period of 6-years from completion of the transaction, 27.5% of POLS positive adjusted EBITDA in each calendar year; and (ii) a further contingent payment equal to 27.5% of the proceeds received by Regent in relation to any monetisation event, such as a future disposal of POLS, following completion of the transaction.
On 22 March 2023, the Group completed the acquisition of 100% of the share capital of SHL US Management LLC, the parent company of Personnel Decisions Research Institutes LLC (PDRI), a provider of workforce assessment services. The total consideration paid is $187 million, all of which was paid upfront. The net assets acquired will mainly comprise goodwill and intangible assets, principally comprising customer contracts and technology, recognised on acquisition. Given the proximity of the acquisition to the publication of this Form 20-F, the full valuation exercise has not been completed, and therefore, the financial impact on the Group’s balance sheet has not been disclosed.